UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

ONCOGENEX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21243 (Commission File Number)	95-4343413 (IRS Employer Identification No.)

1522 217th Place S.E.

Bothell, Washington 98021
(Address of Principal Executive Offices) (Zip Code)

(425) 487-9500
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.02	Termination of a Material Definitive Agreement.

On February 12, 2009, the Board of Directors of OncoGenex Pharmaceuticals, Inc. (the “Company”) determined to discontinue the Company’s 2006 Employee Stock Purchase Plan (the “ESPP”), and accordingly, approved its termination, effective immediately (“Termination Time”). While in effect, payroll deductions were made under the ESPP on behalf of participating employees for the purchase of the Company’s common stock at the end of the applicable offering period. As of the Termination Time, there were no participants in the ESPP and no balance of funds in any former participant’s deduction account.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.
Date: February 17, 2009	/s/ Stephen Anderson
Stephen Anderson Chief Financial Officer and Secretary